FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 10, 2002

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-A Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-51224-01 (Commission File Number)	95-4831541 (I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 1.1

ITEM 5. OTHER EVENTS

     On January 17, 2002 Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of January 17, 2002, pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On January 17, 2002, Nissan Auto Receivables 2002-A Owner Trust (the “Trust”), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of October 17, 2001, as amended by the Amended and Restated Trust Agreement, dated as of January 17, 2002, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of January 17, 2002 (the “Sale and Servicing Agreement”), by and among the Trust, NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on January 17, 2002, the Trust caused the issuance, pursuant to an Indenture, dated as of January 17, 2002 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes, with an aggregate scheduled principal balance of $1,364,783,000.00, were sold to Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Cowen Securities Corporation, ABN AMRO Incorporated and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated January 10, 2002 (the “Underwriting Agreement”), by and among NARC II, NMAC and Salomon Smith Barney Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-51224-01).

     Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

     Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated January 10, 2002, among NARC II, NMAC and Salomon Smith Barney Inc., on behalf of itself and as a representative of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

Date: January 17, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated January 10, 2002, among NARC II, NMAC and Salomon Smith Barney Inc., on behalf of itself and as a representative of the several Underwriters.